Exhibit 99.1

Contacts:

Media:	Investors/Analysts:
Anna Vue	Bob Blair
avue@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-716-4879

Infinera Corporation Reports Second Quarter 2011 Financial Results

Sunnyvale, CA, July 19, 2011 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical communications systems, today released financial results for the second quarter ended June 25, 2011.

•	GAAP revenues for the second quarter of 2011 were $96.0 million compared to $92.9 million in the first quarter of 2011 and $111.4 million in the second quarter of 2010.

•

GAAP gross margin for the quarter was 39% compared to 46% in the first quarter of 2011 and 42% in the second quarter of 2010. GAAP net loss for the quarter was $24.2 million, or $(0.23) per share, compared to net loss of $16.4 million, or $(0.16) per share, in the first quarter of 2011 and net loss of $9.6 million, or $(0.10) per share, in the second quarter of 2010.

•

Non-GAAP gross margin for the second quarter of 2011 was 41% compared to 48% in the first quarter of 2011 and 44% in the second quarter of 2010, excluding restructuring and other related costs and non-cash stock-based compensation expenses. Non-GAAP net loss for the second quarter of 2011 was $11.7 million, or $(0.11) per share, compared to net loss of $4.0 million, or $(0.04) per share, in the first quarter of 2011 and net income of $3.0 million, or $0.03 per diluted share, in the second quarter of 2010.

Management Commentary

“We are encouraged by our second quarter performance, including an improvement in bookings momentum,” said Tom Fallon, president and chief executive officer. “We saw a continuation of healthy tributary adapter module purchases by a broad base of customers looking to meet their current bandwidth growth needs. The MSO space—which we placed a strategic focus on several years ago—was especially strong with two customers from that category in our top 5 customer count. In addition, we saw growth in new optical capacity deployments by our customers, establishing a base for future TAM purchases.

“On the new product front, we made excellent progress in the development of our next-generation 500Gbs/s PIC solution which will support 100G transmissions and on our 40G product with FlexCoherent technology. During this period of significant product development investment and transition to new products, we remain focused on delivering on our PIC-based digital optical strategy and product roadmap in order to generate the revenue growth necessary to achieve our long-term business model objectives.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter results and third quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-262-4947. International parties can access the replay at 1-402-220-9707.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding future TAM purchases, prospects for our next-generation 500Gbs/s PIC solution, and our ability to generate the revenue growth necessary to achieve our long-term business model objectives. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 1, 2011, as well subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our second quarter results, including an estimate of non-GAAP earnings for the third quarter of 2011 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 25, 2011	June 26, 2010	June 25, 2011	June 26, 2010
Revenue:
Product	$84,361	$98,035	$166,889	$184,202
Ratable product and related support and services	814	1,664	1,736	3,278
Services	10,781	11,699	20,221	19,678

Total revenue	95,956	111,398	188,846	207,158

Cost of revenue (1):
Cost of product	54,540	57,668	101,158	113,108
Cost of ratable product and related support and services	294	929	679	1,684
Cost of services	3,708	5,520	6,851	8,062
Restructuring credit related to cost of revenue	—	(29)	—	(122)

Total cost of revenue	58,542	64,088	108,688	122,732

Gross profit	37,414	47,310	80,158	84,426

Operating expenses (1):
Research and development	32,899	28,923	64,208	57,406
Sales and marketing	14,957	13,682	28,892	26,719
General and administrative	13,635	14,448	27,144	30,185
Restructuring and other costs (credit)	—	(2)	—	159

Total operating expenses	61,491	57,051	120,244	114,469

Loss from operations	(24,077)	(9,741)	(40,086)	(30,043)

Other income (expense), net:
Interest income	225	325	537	810
Other gain (loss), net	20	(208)	(391)	(524)

Total other income (expense), net	245	117	146	286

Loss before provision of income taxes	(23,832)	(9,624)	(39,940)	(29,757)
Provision for (benefit from) income taxes	362	(63)	648	(205)

Net loss	$(24,194)	$(9,561)	$(40,588)	$(29,552)

Net loss per common share, basic and diluted	$(0.23)	$(0.10)	$(0.39)	$(0.30)

Weighted average shares used in computing basic and diluted net loss per common share	105,165	98,777	104,272	98,026

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and six months ended June 25, 2011 and June 26, 2010:

	Three Months Ended		Six Months Ended
	June 25, 2011	June 26, 2010	June 25, 2011	June 26, 2010
Cost of revenue	$760	$564	$1,491	$1,133
Research and development	3,504	3,350	7,330	6,773
Sales and marketing	2,225	2,192	4,285	4,039
General and administration	4,828	5,198	9,611	10,907

	11,317	11,304	22,717	22,852
Cost of revenue - amortization from balance sheet*	1,165	1,303	2,130	2,665

Total stock-based compensation expense	$12,482	$12,607	$24,847	$25,517

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010	June 25, 2011	June 26, 2010
Reconciliation of Gross Profit:
U.S. GAAP as reported	$37,414	$42,744	$47,310	$80,158	$84,426
Restructuring and other related credit(1)	—	—	(29)	—	(122)
Stock-based compensation(2)	1,925	1,696	1,867	3,621	3,798

Non-GAAP as adjusted	$39,339	$44,440	$49,148	$83,779	$88,102

Reconciliation of Gross Margin:
U.S. GAAP as reported	39%	46%	42%	42%	41%
Restructuring and other related credit(1)	—%	—%	—%	—%	—%
Stock-based compensation(2)	2%	2%	2%	2%	2%

Non-GAAP as adjusted	41%	48%	44%	44%	43%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$(24,077)	$(16,009)	$(9,741)	$(40,086)	$(30,043)
Restructuring and other related costs (credit)(1)	—	—	(31)	—	37
Stock-based compensation(2)	12,482	12,365	12,607	24,847	25,517

Non-GAAP as adjusted	$(11,595)	$(3,644)	$2,835	$(15,239)	$(4,489)

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(24,194)	$(16,394)	$(9,561)	$(40,588)	$(29,552)
Restructuring and other related costs (credit)(1)	—	—	(31)	—	37
Stock-based compensation(2)	12,482	12,365	12,607	24,847	25,517

Non-GAAP as adjusted	$(11,712)	$(4,029)	$3,015	$(15,741)	$(3,998)

Net Income (Loss) per Common Share - Basic:
U.S. GAAP	$(0.23)	$(0.16)	$(0.10)	$(0.39)	$(0.30)

Non-GAAP	$(0.11)	$(0.04)	$0.03	$(0.15)	$(0.04)

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP	$(0.23)	$(0.16)	$(0.10)	$(0.39)	$(0.30)

Non-GAAP	$(0.11)	$(0.04)	$0.03	$(0.15)	$(0.04)

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	105,165	103,426	98,777	104,272	98,026

Diluted	105,165	103,426	98,777	104,272	98,026

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	105,165	103,426	98,777	104,272	98,026

Diluted	105,165	103,426	103,945	104,272	98,026

(1)

Adjustment amount represents restructuring and other related costs (credit) recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended			Six Months Ended
	June 26, 2010			June 26, 2010
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses (credits)	$(129)	$—	$(129)	$(144)	$55	$(89)
Equipment and facility-related costs (credits)	100	—	100	22	—	22
Lease termination	—	(2)	(2)	—	104	104

Total	$(29)	$(2)	$(31)	$(122)	$159	$37

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Six Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010	June 25, 2011	June 26, 2010
Cost of revenue	$760	$731	$564	$1,491	$1,133
Research and development	3,504	3,826	3,350	7,330	6,773
Sales and marketing	2,225	2,060	2,192	4,285	4,039
General and administration	4,828	4,783	5,198	9,611	10,907

	11,317	11,400	11,304	22,717	22,852
Cost of revenue - amortization from balance sheet*	1,165	965	1,303	2,130	2,665

Total stock-based compensation expense	$12,482	$12,365	$12,607	$24,847	$25,517

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	June 25, 2011	December 25, 2010
ASSETS

Current assets:
Cash and cash equivalents	$100,926	$113,649
Short-term investments	167,667	168,013
Short-term restricted cash	157	1,856
Accounts receivable	73,684	75,931
Other receivables	1,739	4,420
Inventories, net	69,377	81,893
Deferred inventory costs	6,540	6,715
Prepaid expenses and other current assets	14,451	9,118

Total current assets	434,541	461,595

Property, plant and equipment, net	58,298	51,740
Deferred inventory costs, non-current	3,165	2,512
Long-term investments	7,903	9,953
Cost-method investment	4,500	4,500
Long-term restricted cash	2,361	2,235
Deferred tax asset	6,082	11,882
Other non-current assets	8,049	7,108

Total assets	$524,899	$551,525

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$28,645	$35,658
Accrued expenses	24,518	19,790
Accrued compensation and related benefits	18,054	25,098
Accrued warranty	5,049	5,696
Deferred revenue	22,444	21,958
Deferred tax liability	6,082	11,882

Total current liabilities	104,792	120,082

Accrued warranty, non-current	5,645	5,726
Deferred revenue, non-current	3,454	4,633
Other long-term liabilities	10,659	10,335

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of June 25, 2011 and December 25, 2010 Issued and outstanding shares – 105,702 as of June 25, 2011 and 102,492 as of December 25, 2010	106	102
Additional paid-in capital	847,051	817,200
Accumulated other comprehensive loss	(928)	(1,261)
Accumulated deficit	(445,880)	(405,292)

Total stockholders’ equity	400,349	410,749

Total liabilities and stockholders’ equity	$524,899	$551,525

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 25, 2011	June 26, 2010
Cash Flows from Operating Activities:
Net loss	$(40,588)	$(29,552)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,434	7,719
Non-cash restructuring and other costs	—	100
Amortization of premium on investments	2,218	1,521
Stock-based compensation expense	24,847	25,517
Unrealized loss on Put Rights	—	1,696
Unrealized holding gain for trading securities	—	(1,696)
Non-cash tax benefit	(121)	(364)
Other gain	(293)	(81)
Changes in assets and liabilities:
Accounts receivable	6,077	14,791
Inventories, net	13,269	(15,034)
Prepaid expenses and other assets	(536)	3,616
Deferred inventory costs	(604)	(2,049)
Accounts payable	(7,772)	5,037
Accrued liabilities and other expenses	(4,500)	(3,161)
Deferred revenue	(693)	5,265
Accrued warranty	(727)	182

Net cash provided by (used in) operating activities	(989)	13,507

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(153,034)	(120,235)
Purchase of cost-method investment	—	(4,500)
Proceeds from sale of available-for-sale investments	3,035	—
Proceeds from maturities and calls of investments	150,511	108,483
Proceeds from disposal of assets	262	176
Purchase of property and equipment	(17,322)	(9,697)
Advance to secure manufacturing capacity	(1,500)	—
Reimbursement of manufacturing capacity advance	225	—
Change in restricted cash	1,573	47

Net cash used in investing activities	(16,250)	(25,726)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	5,712	6,718
Repurchase of common stock	(1,200)	(2)
Payments for purchase of assets under financing arrangement	(174)	(175)

Net cash provided by financing activities	4,338	6,541

Effect of exchange rate changes on cash	178	(113)

Net change in cash and cash equivalents	(12,723)	(5,791)
Cash and cash equivalents at beginning of period	113,649	109,859

Cash and cash equivalents at end of period	$100,926	$104,068

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$565	$447

Infinera	Corporation
Supplemental	Financial Information
(Unaudited)

	Q3’09	Q4’09	Q1’10	Q2’10	Q3’10	Q4’10	Q1’11	Q2’11
Revenue ($ Mil)	$83.4	$90.2	$95.8	$111.4	$130.1	$117.1	$92.9	$96.0
Gross Margin % (1)	38%	40%	41%	44%	51%	51%	48%	41%

Invoiced Shipment Composition:
Domestic %	63%	74%	79%	81%	73%	70%	74%	72%
International %	37%	26%	21%	19%	27%	30%	26%	28%
Largest Customer %	15%	17%	22%	13%	19%	10%	14%	10%

Cash Related Information:
Cash from Operations ($ Mil)	($8.3)	($2.7)	$2.3	$11.2	$10.0	$7.0	($0.9)	($0.1)
Capital Expenditures ($ Mil)	$2.8	$4.4	$4.7	$5.0	$5.9	$5.0	$10.6	$6.7
Depreciation & Amortization ($ Mil)	$4.2	$4.5	$4.0	$3.7	$3.9	$4.0	$4.2	$4.2
DSO’s	61	71	56	45	45	59	60	70

Inventory Metrics:
Raw Materials ($ Mil)	$7.4	$6.9	$7.5	$9.1	$11.0	$23.1	$20.1	$7.3
Work in Process ($ Mil)	$36.2	$32.1	$31.5	$29.2	$36.5	$14.8	$17.2	$27.7
Finished Goods ($ Mil)	$29.3	$29.9	$33.0	$45.9	$41.2	$44.0	$41.0	$34.4

Total Inventory ($ Mil)	$72.9	$68.9	$72.0	$84.2	$88.7	$81.9	$78.3	$69.4
Inventory Turns (1)	3.0	3.2	3.2	3.0	2.9	2.8	2.5	3.3

Worldwide Headcount	970	974	999	1,028	1,040	1,072	1,118	1,136

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation.